Ancora MicroCap Fund

Class	I	shares	ANCIX
Class	S	shares	ANCSX

(a series of Ancora Trust)

Supplement dated December 16, 2025 to

the Prospectus dated April 30, 2025

The Board of Trustees of Ancora Trust (the “Board”) has determined based on the recommendation of the investment adviser of the Ancora MicroCap Fund (the “Fund”), that it is in the best interests of the Fund and its shareholders that the Fund cease operations.  The Board has determined to close the Fund and redeem all outstanding shares on February 27, 2026.

Effective at the close of business December 18, 2025, the Fund will not accept any purchases (subject to certain limited exceptions) and will no longer pursue its stated investment objectives. The Fund may begin liquidating its portfolio and may invest in cash equivalents such as money market funds until all shares have been redeemed. Any capital gains will be distributed as soon as practicable to shareholders. Shares of the Fund are otherwise not available for purchase.

Prior to February 27, 2026, you may redeem your shares, including reinvested distributions, in accordance with the “Selling (Redeeming) Your Shares” section in the Prospectus. Unless your investment in the Fund is through a tax-deferred retirement account, a redemption is subject to tax on any taxable gains. Please refer to the “Dividends, Distributions and Taxes” section in the Prospectus for general information. You may wish to consult your tax advisor about your particular situation.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF THE FUND PRIOR TO FEBRUARY 27, 2026 WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OF RECORD.  IF YOU HAVE QUESTIONS OR NEED ASSISTANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR DIRECTLY OR THE FUND AT 1-866-626-2672.

After December 18, 2025, purchases of shares of the Ancora MicroCap Fund must qualify under one of the following exceptions:

Retirement Plans — A defined contribution retirement plan (for example, 401(k) plans, profit sharing plans and money purchase plans), 403(b) plan or 457 plan that offers the Fund as of the Close Date may continue to accept additional investments by existing shareholders of the Fund for additional shares of the Fund. New participant accounts within the plan are allowed. In addition, participants in a plan may not open a new account outside of the plan under this exception.

Gifts — An individual may receive shares of the Fund as a gift from a family member who is an existing shareholder of the Fund.

Charities — A charitable foundation or trust may receive shares of the Fund from an existing shareholder of the Fund.

Certain Ancora Affiliates — Current trustees or officers of Ancora Funds, employees of Ancora, or a member of the immediate family of any of these persons may invest in the Fund.

Once an account is closed, additional investments will not be accepted unless you meet one of the specified criteria above. Management reserves the right to: (i) make additional exceptions that, in its judgment, do not adversely affect its ability to manage Fund; (ii) reject any investment or refuse any exception, including those detailed above, that it believes will adversely affect its ability to manage the Fund; and (iii) close or re-open the Fund to new or existing shareholders at any time. An investment is subject to management’s determination of your eligibility to buy shares of the Fund and you may be required to provide additional documentation or otherwise demonstrate eligibility before an investment is accepted.

The closing of the Fund does not restrict you from redeeming or selling shares of the Fund. The other Ancora Funds remain open to all investors.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption of Fund shares. If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year. If you receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring. If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement.

This Supplement and the existing Prospectus dated April 30, 2025, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated April 30, 2025, have been filed with the Securities and Exchange Commission, are incorporated by reference and can be obtained without charge by calling the Fund at 1-866-626-2672.